UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting material Pursuant to §240.14a-12

Deckers Outdoor Corporation

(Name of Registrant as Specified In Its Charter)

MARCATO INTERNATIONAL MASTER FUND, LTD.

MARCATO CAPITAL MANAGEMENT LP

MCM ENCORE IM LLC

MARCATO ENCORE MASTER FUND, LTD.

RICHARD T. MCGUIRE III

KIRSTEN J. FELDMAN

STEVE FULLER

ANNE WATERMAN

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On December 7, 2017, Marcato Capital Management LP and certain affiliates issued the following press release:

LEADING PROXY ADVISORY FIRM ISS RECOMMENDS DECKERS STOCKHOLDERS

VOTE FOR MARCATO NOMINEES KIRSTEN J. FELDMAN, STEVE FULLER,

AND ANNE WATERMAN

Changes Recommendation to Vote “FOR” Marcato’s Three Highly Qualified Nominees

on GOLD Proxy Card

SAN FRANCISCO – December 7, 2017 – Marcato Capital Management LP (“Marcato”), a San Francisco-based investment manager which manages funds that beneficially own approximately 8.5% of the outstanding common shares of Deckers Outdoor Corporation (NYSE: DECK) (“Deckers” or the “Company”), today announced that Institutional Shareholder Services Inc. (“ISS”), the nation’s leading independent proxy advisory firm, has changed its initial recommendation and now recommends that Deckers stockholders vote Marcato’s GOLD proxy card FOR the election of Marcato’s nominees Kirsten J. Feldman, Steve Fuller, and Anne Waterman in connection with Deckers’ Annual Meeting of Stockholders to be held December 14, 2017.

Mick McGuire, Managing Partner of Marcato said, “ISS’s recommendation validates our belief that change is needed on Deckers’ Board. Our nominees Kirsten J. Feldman, Steve Fuller, and Anne Waterman will bring the necessary fashion, apparel, retail, marketing and finance expertise to Deckers and the oversight skills required to put the Company back on a winning path.”

In making its revised recommendation, ISS noted*:

•	“… the board’s apparent lack of urgency in addressing the company’s pronounced, long-term underperformance and the valid governance concerns raised by the dissident are large contributors to the assessment that direct dissident support is now warranted.”

•	“The company has underperformed severely on a long-term basis.”

•	“Nominees Fuller and Waterman offer additional expertise and fresh perspective on marketing strategy and brand management, including premium branding and growth-oriented experience, which is especially pertinent to the company’s standalone strategy.”

•	“Nominee Feldman’s qualifications stand to round out the board’s financial and capital allocation expertise, which is pertinent to the company’s retail right-sizing and any future strategic assessment.”

•	“Nominees Fuller and Waterman seem particularly well-positioned to add value, given their relevant perspectives on marketing strategy and brand management and ability to add a fresh point of view.”

•	“Nominee Feldman’s experience is very much transactional, but her presence would add a fresh perspective on capital allocation, which may be particularly useful as the company repositions its retail presence.”

•	“The company’s Dec. 4 response—that its previously announced search process will identify at least two new directors ‘well in advance of’ an AGM which is likely over a year away—is a commitment that may not offer shareholders sufficient comfort about the board’s level of urgency in responding, especially considering the length and degree of long-term underperformance that shareholders have witnessed.”

•	“Instituting this change sooner than later seems appropriate given the incremental benefit offered by the revised dissident slate, and given the incumbents’ seeming lack of urgency in addressing the company’s governance challenges.”

*	Marcato has neither sought nor obtained consent from ISS to use previously published information in this press release.

Vote your GOLD proxy card TODAY.

You can vote by Internet, telephone or by signing and dating the GOLD proxy card or GOLD voting instruction form and mailing it in the postage paid envelope provided. We urge you NOT to vote using any white proxy card or voting instruction form you receive from Deckers. Please discard the white proxy card.

If you have any questions about how to vote your shares, please contact our proxy solicitor, D.F. King & Co., Inc., at (800) 761-6521.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

The information herein contains “forward-looking statements.” Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “targets,” “forecasts,” “seeks,” “could,” “should” or the negative of such terms or other variations on such terms or comparable terminology. Similarly, statements that describe our objectives, plans or goals are forward-looking. Forward-looking statements are subject to various risks and uncertainties and assumptions. There can be no assurance that any idea or assumption herein is, or will be proven, correct. If one or more of the risks or uncertainties materialize, or if Marcato’s underlying assumptions prove to be incorrect, the actual results may vary materially from outcomes indicated by these statements. Accordingly, forward-looking statements should not be regarded as a representation by Marcato that the future plans, estimates or expectations contemplated will ever be achieved.

Certain statements and information included herein have been sourced from third parties. Marcato does not make any representations regarding the accuracy, completeness or timeliness of such third party statements or information. Except as may be expressly set forth herein, permission to cite such statements or information has neither been sought nor obtained from such third parties. Any such statements or information should not be viewed as an indication of support from such third parties for the views expressed herein.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

Marcato International Master Fund, Ltd. (“Marcato International”), Marcato Capital Management LP (“Marcato”) and the other Participants (as defined below) have filed a definitive proxy statement and accompanying GOLD proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit (the “Solicitation”) proxies for, among other matters, the election of its slate of director nominees at the 2017 annual stockholders meeting (the “Annual Meeting”) of Deckers Outdoor Corporation (“Deckers” or the “Company”). Stockholders are advised to read the definitive proxy statement and any other documents related to the Solicitation because they contain important information, including information relating to the Participants in the Solicitation. These materials and other materials filed by Marcato with the SEC in connection with the Solicitation are available at no charge on the SEC’s website at http://www.sec.gov. The definitive proxy statement and other relevant documents filed by Marcato with the SEC are also available, without charge, by directing a request to Marcato’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, New York 10005 (Call Collect: (212) 269-5550, Call Toll Free: (800) 761-6521 or Email: Deckers@dfking.com).

The participants in the proxy solicitation are Marcato International, Marcato, MCM Encore IM LLC (“Marcato Encore LLC”), Marcato Encore Master Fund, Ltd. (“Marcato Encore Fund”), Richard T. McGuire III, Kirsten J. Feldman, Steve Fuller, and Anne Waterman (collectively, the “Participants”). As of the date hereof, Mr. McGuire, Marcato, Marcato International, Marcato Encore LLC and Marcato Encore Fund may be deemed to beneficially own the equity securities of the Company as described in Marcato’s statement on Schedule 13D in respect of the Company initially filed with the SEC on February 8, 2017 (the “Schedule 13D”), as it may be amended from time to time.

Media:

Jonathan Gasthalter/Nathaniel Garnick/Amanda Klein

Gasthalter & Co.

(212) 257-4170

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